Exhibit 99.1

For Immediate Release:	July 23, 2019

SIMMONS REPORTS SECOND QUARTER 2019 EARNINGS

Pine Bluff, AR – Simmons First National Corporation (NASDAQ: SFNC) today announced net income of $55.6 million for the quarter ended June 30, 2019, compared to $53.6 million for the same period in 2018, an increase of $2.0 million, or 3.8%. Diluted earnings per share were $0.58, equal to the same period in 2018. Included in second quarter 2019 results were $9.9 million in net after-tax merger-related, early retirement program and branch right-sizing costs. Excluding the impact of these items, core earnings were $65.5 million for the quarter ended June 30, 2019, compared to $54.7 million for the quarter ended June 30, 2018, an increase of $10.8 million, or 19.8%. Core diluted earnings per share were $0.68, an increase of $0.09, or 15.3%, from the same period in 2018.

Year-to-date net income for the first half of 2019 was $103.3 million, or $1.09 diluted earnings per share, compared to $104.9 million, or $1.13 diluted earnings per share, for the same period in 2018. Excluding $11.2 million in net after-tax merger-related, early retirement program and branch right-sizing costs, year-to-date core earnings for 2019 were $114.5 million, an increase of $7.3 million compared to the same period last year. Core diluted earnings per share were $1.21, an increase of $0.05, or 4.3%, from the same period in 2018.

“We are very pleased with the results of our second quarter operations. We closed our acquisition of Reliance Bank in St. Louis and converted systems on April 12th, finishing the quarter with just under $18 billion in assets,” said George A. Makris Jr., Chairman and CEO.

Makris continued, “We had very nice organic loan and core deposit growth during the quarter and our loan pipeline is still very strong with over $400 million approved and ready to close. We maintained a stable net interest margin and we improved our overall asset quality. We are very proud of our expense management demonstrated this quarter. We also completed the move to our new Little Rock corporate offices in the vibrant Rivermarket area of downtown. Additionally, on top of our recognition in many of our communities for our customer service, we were recently recognized as a Best Place to Work in Arkansas by Arkansas Business for a second year in a row.”

Selected Highlights:	2nd Qtr 2019	1st Qtr 2019	2nd Qtr 2018
Net income	$55.6 million	$47.7 million	$53.6 million
Diluted earnings per share	$0.58	$0.51	$0.58
Return on avg assets	1.28%	1.19%	1.38%
Return on avg common equity	9.48%	8.60%	10.05%
Return on tangible common equity	17.40%	15.34%	18.70%

Core earnings (1)	$65.5 million	$49.1 million	$54.7 million
Diluted core earnings per share (1)	$0.68	$0.53	$0.59
Core return on avg assets (1)	1.51%	1.22%	1.41%
Core return on avg common equity (1)	11.16%	8.85%	10.26%
Core return on tangible common equity (1)	20.36%	15.76%	19.06%

Efficiency ratio (2)	49.88%	56.76%	52.70%

(1)	Core earnings excludes non-core items, and is a non-GAAP measurement.
(2)	Efficiency ratio is noninterest expense before foreclosed property expense, amortization of intangibles as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and non-core items.

P.O. BOX 7009 501 MAIN STREET PINE BLUFF, ARKANSAS 71611-7009 (870) 541-1000 www.simmonsbank.com

Loans

(In billions)	2nd Qtr 2019	1st Qtr 2019	2nd Qtr 2018
Total loans	$13.1	$11.7	$11.4
Legacy loans (excludes loans acquired)	$9.3	$8.7	$7.1
Loans acquired	$3.9	$3.0	$4.3

Total loans, including those acquired, were $13.1 billion at June 30, 2019, an increase of $1.8 billion, or 15.5%, compared to $11.4 billion at June 30, 2018. On a linked-quarter basis (June 30, 2019 compared to March 31, 2019), total loans increased $1.4 billion, or 11.8%. Included in the second quarter increase are loan balances of $1.0 billion related to the Reliance Bank merger during the quarter. Organic loan growth, primarily in the real estate portfolio, accounted for approximately $387 million of the increase.

Deposits

(In billions)	2nd Qtr 2019	1st Qtr 2019	2nd Qtr 2018
Total deposits	$13.5	$12.0	$12.0
Non-time deposits	$10.2	$9.3	$9.6
Time deposits	$3.3	$2.7	$2.4

Total deposits were $13.5 billion at June 30, 2019, an increase of $1.6 billion, or 13.1%, since June 30, 2018. Total deposits increased $1.5 billion, or 12.7%, compared to March 31, 2019. Of the deposit increase during the quarter ended June 30, 2019, $1.2 billion was due to the Reliance Bank merger and $322 million was from organic deposit growth.

Net Interest Income

	2nd Qtr 2019	1st Qtr 2019	4th Qtr 2018	3rd Qtr 2018	2nd Qtr 2018
Loan yield (1)	5.58%	5.53%	5.39%	5.54%	5.40%
Core loan yield (1) (2)	5.26%	5.29%	5.25%	5.19%	5.04%
Security yield (1)	3.02%	3.09%	2.87%	2.74%	2.75%
Cost of interest bearing deposits	1.37%	1.31%	1.20%	1.05%	0.84%
Cost of deposits (3)	1.07%	1.02%	0.93%	0.81%	0.64%
Cost of borrowed funds	2.50%	2.73%	2.64%	2.48%	2.38%
Net interest margin (1)	3.92%	3.85%	3.76%	3.98%	3.99%
Core net interest margin (1) (2)	3.66%	3.67%	3.66%	3.71%	3.70%

(1)	Fully tax equivalent.
(2)	Core loan yield and core net interest margin exclude accretion, and are non-GAAP measurements.
(3)	Includes non-interest bearing deposits.

The Company’s net interest income for the second quarter of 2019 was $150.4 million, an increase of $13.5 million, or 9.9%, from the same period of 2018. Included in interest income was the yield accretion recognized on loans acquired of $10.2 million and $10.1 million for the second quarters of 2019 and 2018, respectively. Of this quarter’s yield accretion, $4.9 million, or 48%, was accretable credit mark related and $5.3 million, or 52%, was interest mark related.

Net interest margin was 3.92% for the quarter ended June 30, 2019, a 7 basis point increase from the first quarter 2019. The Company’s core net interest margin, excluding the accretion, was 3.66% for the second quarter of 2019, a 1 basis point decrease from the first quarter of 2019. Cost of interest bearing deposits was 1.37% for the second quarter of 2019, a 6 basis point increase from the prior quarter.

Non-Interest Income

Non-interest income for the second quarter of 2019 was $39.0 million, an increase of $958,000 compared to the same period in the previous year. The increase was primarily due to $2.8 million gain on sale of securities and incremental increases in service charges, mortgage lending income and SBA lending income. These increases were offset by reductions in debit card fees. The interchange rate cap as established by the Durbin amendment became effective for the Company July 1, 2018, resulting in a $3.1 million reduction in debit card fees when compared to the second quarter of last year.

Selected Non-Interest Income Items ($ in millions)	2nd Qtr 2019	1st Qtr 2019	4th Qtr 2018	3rd Qtr 2018	2nd Qtr 2018
Service charges on deposit accounts	$10.6	$10.1	$11.3	$10.8	$10.1
Mortgage lending income	$3.7	$2.8	$1.5	$1.5	$2.8
SBA lending income	$0.9	$0.5	$0.2	$0.3	$0.4
Debit and credit card fees	$7.2	$6.1	$6.5	$6.8	$10.1
Gain (loss) on sale of securities	$2.8	$2.7	-	$0.1	-

Non-Interest Expense

Non-interest expense for the second quarter of 2019 was $110.7 million, an increase of $12.2 million compared to the second quarter of 2018. Included in this quarter were $13.3 million of pre-tax non-core items. Merger-related costs totaled $7.5 million, early retirement program expenses were $2.9 million and branch right-sizing costs, primarily related to the relocation of the Little Rock corporate offices, were $2.9 million, Excluding these expenses, core non-interest expense was $97.4 million for the second quarter of 2019, an increase of $378,000 compared to the same period in 2018.

Selected Non-Interest Expense Items ($ in millions)	2nd Qtr 2019	1st Qtr 2019	4th Qtr 2018	3rd Qtr 2018	2nd Qtr 2018
Salaries and employee benefits	$56.1	$56.4	$49.2	$55.5	$55.7
Merger related costs	$7.5	$1.5	$0.8	$0.8	$1.5
Other operating expenses	$32.9	$30.1	$30.2	$29.7	$26.2

Core salaries and employee benefits	$53.2	$56.0	$49.1	$55.5	$55.7
Core merger related costs	-	-	-	-	-
Core other operating expenses	$30.0	$30.1	$30.3	$28.7	$26.2

Software and technology costs increased approximately $2.2 million over the same period in the prior year. The Company’s Next Generation Banking technology initiative is progressing on schedule and the incremental IT expenditures were primarily related to this initiative.

Early in 2019, the Company offered qualifying associates an early retirement option resulting in $2.9 million of non-core expense during the second quarter. The Company expects ongoing net annualized savings of approximately $4.4 million.

The efficiency ratio for the second quarter of 2019 was 49.88% compared to 52.70% for the same period in 2018.

Asset Quality

	2nd Qtr 2019	1st Qtr 2019	4th Qtr 2018	3rd Qtr 2018	2nd Qtr 2018
Allowance for loan losses to total loans	0.68%	0.68%	0.67%	0.68%	0.73%
Allowance for loan losses to non-performing loans	101%	97%	164%	136%	115%
Non-performing loans to total loans	0.67%	0.70%	0.41%	0.50%	0.63%
Net charge-off ratio (annualized)	0.14%	0.20%	0.35%	0.36%	0.17%
- Net charge-off ratio excluding loan sale				0.12%

All loans acquired are recorded at their discounted net present value; therefore, they are excluded from the computations of the asset quality ratios for the legacy loan portfolio, except for their inclusion in total assets.

At June 30, 2019, the allowance for loan losses for legacy loans was $63.1 million. The allowance for loan losses for loans acquired was $1.1 million and the acquired loan discount mark was $73.5 million. The allowance for loan losses and discount mark provides a total of $137.7 million of coverage, which equates to a total coverage ratio of 1.04% of gross loans. The ratio of discount mark and related allowance to loans acquired was 1.89%.

Provision for loan losses for the second quarter of 2019 was $7.1 million, a decrease of $2.0 million when compared to June 30, 2018 and $2.2 million less than the first quarter of 2019.

Foreclosed Assets and Other Real Estate Owned

At June 30, 2019, foreclosed assets and other real estate owned were $24.8 million, a decrease of $5.7 million, or 18.8%, compared to the same period in 2018 and an increase of $5.8 million, or 30.7%, from March 31, 2019. The increase of $7.1 million in acquired foreclosed assets was due to the merger during the quarter. The composition of these assets is divided into three types:

($ in millions)	2nd Qtr 2019	1st Qtr 2019	4th Qtr 2018	3rd Qtr 2018	2nd Qtr 2018
Closed bank branches, branch sites & associate relocation	$6.5	$7.6	$8.0	$9.6	$7.2
Foreclosed assets - acquired	$13.3	$6.2	$11.5	$8.0	$13.2
Foreclosed assets - legacy	$5.0	$5.2	$6.1	$5.1	$10.1

Capital

	2nd Qtr 2019	1st Qtr 2019	4th Qtr 2018	3rd Qtr 2018	2nd Qtr 2018
Stockholders’ equity to total assets	13.8%	14.3%	13.6%	13.4%	13.3%
Tangible common equity to tangible assets	8.5%	9.0%	8.4%	8.1%	7.9%
Regulatory tier 1 leverage ratio	8.9%	9.1%	8.8%	8.7%	8.6%
Regulatory total risk-based capital ratio	12.7%	13.6%	13.3%	13.1%	13.7%

At June 30, 2019, common stockholders' equity was $2.5 billion. Book value per share was $25.57 and tangible book value per share was $14.90 at June 30, 2019, compared to $23.26 and $13.05, respectively, at June 30, 2018.

Simmons First National Corporation

Simmons First National Corporation is a financial holding company headquartered in Pine Bluff, Arkansas, with total assets of approximately $17.9 billion as of June 30, 2019, conducting financial operations in Arkansas, Colorado, Illinois, Kansas, Missouri, Oklahoma, Tennessee and Texas. The Company, through its subsidiaries, offers comprehensive financial solutions delivered with a client-centric approach. The Company’s common stock trades on the NASDAQ Market under the symbol “SFNC.”

Conference Call

Management will conduct a live conference call to review this information beginning at 9:00 a.m. CDT today, Tuesday, July 23, 2019. Interested persons can listen to this call by dialing toll-free 1-866-298-7926 (United States and Canada only) and asking for the Simmons First National Corporation conference call, conference ID 9976425. In addition, the call will be available live or in recorded version on the Company’s website at www.simmonsbank.com.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance. These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant non-core activities or nonrecurring transactions. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release.

Forward-Looking Statements

Some of the statements in this news release may not be based on historical facts and should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to future periods or by the use of forward-looking terminology, such as “believe,” “budget,” “expect,” “foresee,” “anticipate,” “intend,” “indicate,” “target,” “estimate,” “plan,” “project,” “continue,” “contemplate,” “positions,” “prospects,” “predict,” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could,” “might” or “may,” or by variations of such words or by similar expressions. These forward-looking statements include, without limitation, statements relating to Simmons’ future growth, revenue, assets, asset quality, profitability, net interest margin, non-interest revenue, allowance for loan losses, and the effect of certain new accounting standards on Simmons’ financial statements. Any forward-looking statement speaks only as of the date of this news release, and Simmons undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this news release. By nature, forward-looking statements are based on various assumptions and involve inherent risk and uncertainties. Various factors, including, but not limited to, changes in economic conditions, credit quality, interest rates, loan demand, deposit flows, real estate values, the assumptions used in making the forward-looking statements, the securities markets generally or the price of Simmons common stock specifically, information technology affecting the financial industry, and the Company’s ability to manage and successfully integrate its mergers and acquisitions could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K for the year ended December 31, 2018, which has been filed with, and is available from, the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:

Stephen C. Massanelli

EVP, Chief Administrative Officer and Investor Relations Officer

Simmons First National Corporation

steve.massanelli@simmonsbank.com

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2019	2019	2018	2018	2018
($ in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$145,491	$151,112	$171,792	$125,231	$162,567
Interest bearing balances due from banks and federal funds sold	509,765	340,049	661,666	388,573	781,279
Cash and cash equivalents	655,256	491,161	833,458	513,804	943,846
Interest bearing balances due from banks - time	5,041	4,684	4,934	3,954	2,974
Investment securities - held-to-maturity	47,455	61,435	289,194	323,306	333,503
Investment securities - available-for-sale	2,342,387	2,240,111	2,151,752	1,997,814	1,938,644
Mortgage loans held for sale	34,999	18,480	26,799	48,195	39,812
Other assets held for sale	397	397	1,790	5,136	14,898
Loans:
Legacy loans	9,262,497	8,684,550	8,430,388	8,123,274	7,133,461
Allowance for loan losses	(63,067)	(59,243)	(56,599)	(55,358)	(51,732)
Loans acquired, net of discount and allowance	3,864,516	3,056,187	3,292,783	3,734,921	4,232,434
Net loans	13,063,946	11,681,494	11,666,572	11,802,837	11,314,163
Premises and equipment	370,551	333,740	295,060	287,246	288,777
Foreclosed assets and other real estate owned	24,761	18,952	25,565	22,664	30,503
Interest receivable	54,781	51,796	49,938	51,509	44,266
Bank owned life insurance	233,345	192,736	193,170	192,680	191,575
Goodwill	926,450	845,687	845,687	845,687	845,687
Other intangible assets	104,096	88,694	91,334	93,975	96,720
Other assets	73,970	62,272	68,084	92,457	80,165
Total assets	$17,937,435	$16,091,639	$16,543,337	$16,281,264	$16,165,533

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$2,954,032	$2,674,034	$2,672,405	$2,778,670	$2,683,489
Interest bearing transaction accounts and savings deposits	7,258,005	6,666,823	6,830,191	6,776,330	6,916,520
Time deposits	3,304,176	2,648,674	2,896,156	2,533,506	2,353,439
Total deposits	13,516,213	11,989,531	12,398,752	12,088,506	11,953,448
Federal funds purchased and securities sold
under agreements to repurchase	130,470	120,213	95,792	109,213	99,801
Other borrowings	1,324,094	1,169,989	1,345,450	1,420,917	1,451,811
Subordinated notes and debentures	354,132	354,041	353,950	372,934	413,337
Other liabilities held for sale	162	162	162	424	1,840
Accrued interest and other liabilities	142,851	155,382	102,797	105,951	98,388
Total liabilities	15,467,922	13,789,318	14,296,903	14,097,945	14,018,625

Stockholders' equity:
Common stock	966	926	923	923	923
Surplus	1,705,262	1,599,566	1,597,944	1,597,261	1,594,342
Undivided profits	747,969	707,829	674,941	633,175	591,826
Accumulated other comprehensive income (loss):
Unrealized accretion (depreciation) on AFS securities	15,316	(6,000)	(27,374)	(48,040)	(40,183)
Total stockholders' equity	2,469,513	2,302,321	2,246,434	2,183,319	2,146,908
Total liabilities and stockholders' equity	$17,937,435	$16,091,639	$16,543,337	$16,281,264	$16,165,533

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2019	2019	2018	2018	2018
($ in thousands, except per share data)
INTEREST INCOME
Loans	$178,122	$159,440	$159,996	$162,438	$150,253
Interest bearing balances due from banks and federal funds sold	1,121	2,154	2,168	1,405	1,414
Investment securities	16,594	17,312	15,760	14,640	14,296
Mortgage loans held for sale	332	210	372	501	305
TOTAL INTEREST INCOME	196,169	179,116	178,296	178,984	166,268
INTEREST EXPENSE
Time deposits	14,606	12,320	11,273	8,017	6,175
Other deposits	20,190	18,430	17,489	16,373	12,286
Federal funds purchased and securities
sold under agreements to repurchase	257	136	121	104	88
Other borrowings	6,219	6,793	7,134	6,240	5,141
Subordinated notes and debentures	4,541	4,411	4,498	5,282	5,741
TOTAL INTEREST EXPENSE	45,813	42,090	40,515	36,016	29,431
NET INTEREST INCOME	150,356	137,026	137,781	142,968	136,837
Provision for loan losses	7,079	9,285	9,620	10,345	9,033
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	143,277	127,741	128,161	132,623	127,804
NON-INTEREST INCOME
Trust income	5,794	5,708	5,980	6,277	5,622
Service charges on deposit accounts	10,557	10,068	11,263	10,837	10,063
Other service charges and fees	1,312	1,289	1,501	1,201	2,017
Mortgage lending income	3,656	2,823	1,457	1,521	2,780
SBA lending income	895	497	186	304	350
Investment banking income	360	618	829	664	814
Debit and credit card fees	7,212	6,098	6,547	6,820	10,105
Bank owned life insurance income	1,260	795	1,105	1,105	1,102
Gain (loss) on sale of securities, net	2,823	2,740	8	54	(7)
Other income	5,137	3,125	5,712	4,942	5,202
TOTAL NON-INTEREST INCOME	39,006	33,761	34,588	33,725	38,048
NON-INTEREST EXPENSE
Salaries and employee benefits	56,128	56,367	49,193	55,515	55,678
Occupancy expense, net	6,919	7,475	7,016	7,713	7,921
Furniture and equipment expense	4,206	3,358	4,139	3,761	4,020
Other real estate and foreclosure expense	591	637	1,540	538	1,382
Deposit insurance	2,510	2,040	2,489	2,248	1,856
Merger-related costs	7,522	1,470	797	804	1,465
Other operating expenses	32,867	30,062	30,222	29,674	26,185
TOTAL NON-INTEREST EXPENSE	110,743	101,409	95,396	100,253	98,507
NET INCOME BEFORE INCOME TAXES	71,540	60,093	67,353	66,095	67,345
Provision for income taxes	15,616	12,398	11,707	10,902	13,783
NET INCOME	55,924	47,695	55,646	55,193	53,562
Preferred stock dividends	326	-	-	-	-
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$55,598	$47,695	$55,646	$55,193	$53,562
BASIC EARNINGS PER SHARE	$0.58	$0.52	$0.60	$0.60	$0.58
DILUTED EARNINGS PER SHARE	$0.58	$0.51	$0.60	$0.59	$0.58

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2019	2019	2018	2018	2018
($ in thousands)
Tier 1 capital
Stockholders' equity	$2,469,513	$2,302,321	$2,246,434	$2,183,319	$2,146,908
Disallowed intangible assets, net of deferred tax	(1,001,676)	(910,122)	(912,428)	(914,788)	(917,050)
Unrealized (gain) loss on AFS securities	(15,316)	6,000	27,374	48,040	40,183
Total Tier 1 capital	1,452,521	1,398,199	1,361,380	1,316,571	1,270,041

Tier 2 capital
Qualifying unrealized gain on AFS equity securities	-	-	-	1	1
Trust preferred securities and subordinated debt	354,132	354,041	353,950	372,934	413,337
Qualifying allowance for loan losses and
reserve for unfunded commitments	72,044	67,771	63,608	63,618	60,691
Total Tier 2 capital	426,176	421,812	417,558	436,553	474,029
Total risk-based capital	$1,878,697	$1,820,011	$1,778,938	$1,753,124	$1,744,070

Risk weighted assets	$14,825,253	$13,364,636	$13,326,832	$13,402,910	$12,713,093

Adjusted average assets for leverage ratio	$16,382,520	$15,423,961	$15,512,042	$15,179,889	$14,714,205

Ratios at end of quarter
Equity to assets	13.77%	14.31%	13.58%	13.41%	13.28%
Tangible common equity to tangible assets (1)	8.51%	9.02%	8.39%	8.11%	7.91%
Common equity Tier 1 ratio (CET1)	9.80%	10.46%	10.22%	9.82%	9.99%
Tier 1 leverage ratio	8.87%	9.07%	8.78%	8.67%	8.63%
Tier 1 risk-based capital ratio	9.80%	10.46%	10.22%	9.82%	9.99%
Total risk-based capital ratio	12.67%	13.62%	13.35%	13.08%	13.72%

(1) Calculations of tangible common equity to tangible assets and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2019	2019	2018	2018	2018
($ in thousands)
Legacy Loan Portfolio - End of Period (1)
Consumer
Credit cards	$187,919	$181,549	$204,173	$182,137	$180,352
Other consumer	207,445	213,659	201,297	259,581	277,330
Total consumer	395,364	395,208	405,470	441,718	457,682
Real Estate
Construction	1,540,352	1,376,162	1,300,723	1,229,888	967,720
Single-family residential	1,444,525	1,431,407	1,440,443	1,401,991	1,314,787
Other commercial	3,531,273	3,355,109	3,225,287	3,077,188	2,816,420
Total real estate	6,516,150	6,162,678	5,966,453	5,709,067	5,098,927
Commercial
Commercial	1,871,695	1,801,422	1,774,909	1,608,342	1,237,910
Agricultural	191,922	147,216	164,514	218,778	187,006
Total commercial	2,063,617	1,948,638	1,939,423	1,827,120	1,424,916
Other	287,366	178,026	119,042	145,369	151,936
Total Loans	$9,262,497	$8,684,550	$8,430,388	$8,123,274	$7,133,461

(1) Excludes all acquired loans.

Investment Securities - End of Period
Held-to-Maturity
U.S. Government agencies	$999	$12,996	$16,990	$34,983	$36,976
Mortgage-backed securities	12,225	12,847	13,346	13,933	14,645
State and political subdivisions	32,236	33,597	256,863	272,396	279,787
Other securities	1,995	1,995	1,995	1,994	2,095
Total held-to-maturity	47,455	61,435	289,194	323,306	333,503
Available-for-Sale
U.S. Government agencies	$197,656	$161,577	$154,301	$141,460	$145,767
Mortgage-backed securities	1,345,760	1,345,677	1,522,900	1,419,626	1,395,231
State and political subdivisions	636,558	580,790	314,843	282,439	245,335
FHLB stock	66,588	65,220	73,105	72,579	72,042
Other securities	95,825	86,847	86,603	81,710	80,269
Total available-for-sale	2,342,387	2,240,111	2,151,752	1,997,814	1,938,644
Total investment securities	$2,389,842	$2,301,546	$2,440,946	$2,321,120	$2,272,147
Fair value - HTM investment securities	$48,640	$61,956	$290,830	$322,838	$334,857

Investment Securities - QTD Average
Taxable securities	$1,793,799	$1,880,694	$1,815,203	$1,775,193	$1,750,172
Tax exempt securities	624,898	590,941	551,185	539,135	514,838
Total investment securities - QTD average	$2,418,697	$2,471,635	$2,366,388	$2,314,328	$2,265,010

Simmons First National Corporation					SFNC
Consolidated Loans and Credit Coverage
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2019	2019	2018	2018	2018
($ in thousands)
LOANS
Legacy loans	$9,262,497	$8,684,550	$8,430,388	$8,123,274	$7,133,461
Allowance for loan losses (legacy loans)	(63,067)	(59,243)	(56,599)	(55,358)	(51,732)
Legacy loans (net of allowance)	9,199,430	8,625,307	8,373,789	8,067,916	7,081,729
Loans acquired	3,939,126	3,099,915	3,342,175	3,790,234	4,302,760
Credit discount	(73,498)	(42,416)	(49,297)	(53,968)	(68,282)
Allowance for loan losses (loans acquired)	(1,112)	(1,312)	(95)	(1,345)	(2,044)
Loans acquired (net of discount and allowance)	3,864,516	3,056,187	3,292,783	3,734,921	4,232,434
Net loans	$13,063,946	$11,681,494	$11,666,572	$11,802,837	$11,314,163

Loan Coverage Ratios
Allowance for loan losses to legacy loans	0.68%	0.68%	0.67%	0.68%	0.73%

Discount for credit losses and allowance on loans acquired
to total loans acquired plus discount for credit losses
and allowance on loans acquired (non-GAAP) (1)	1.89%	1.41%	1.48%	1.46%	1.63%

Total allowance and credit coverage (non-GAAP) (1)	1.04%	0.87%	0.90%	0.93%	1.07%

(1) Calculations of the non-GAAP loan coverage ratios and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2019	2019	2018	2018	2018
($ in thousands)
Allowance for Loan Losses (Legacy Loans)
Balance, beginning of quarter	$59,243	$56,599	$55,358	$51,732	$47,207
Loans charged off
Credit cards	1,039	1,142	1,121	919	1,012
Other consumer	905	1,533	2,894	1,321	1,366
Real estate	271	374	337	4,952	161
Commercial	1,867	1,968	3,480	592	790
Total loans charged off	4,082	5,017	7,832	7,784	3,329

Recoveries of loans previously charged off
Credit cards	271	240	227	229	286
Other consumer	331	300	154	176	133
Real estate	153	142	367	210	112
Commercial	72	158	167	450	59
Total recoveries	827	840	915	1,065	590
Net loans charged off	3,255	4,177	6,917	6,719	2,739
Provision for loan losses	7,079	6,821	8,158	10,345	7,264
Balance, end of quarter	$63,067	$59,243	$56,599	$55,358	$51,732

Non-performing assets (1) (2)
Non-performing loans
Nonaccrual loans	$61,956	$60,925	$34,201	$40,505	$44,548
Loans past due 90 days or more	267	281	224	281	303
Total non-performing loans	62,223	61,206	34,425	40,786	44,851
Other non-performing assets
Foreclosed assets and other real estate owned (2)	24,761	18,952	25,565	22,664	30,503
Other non-performing assets	613	505	553	524	573
Total other non-performing assets	25,374	19,457	26,118	23,188	31,076
Total non-performing assets	$87,597	$80,663	$60,543	$63,974	$75,927
Performing TDRs (troubled debt restructurings)	$6,246	$6,297	$6,369	$8,413	$6,367

Ratios (1) (2)
Allowance for loan losses to total loans	0.68%	0.68%	0.67%	0.68%	0.73%
Allowance for loan losses to non-performing loans	101%	97%	164%	136%	115%
Non-performing loans to total loans	0.67%	0.70%	0.41%	0.50%	0.63%
Non-performing assets (including performing TDRs)
to total assets	0.52%	0.54%	0.40%	0.44%	0.51%
Non-performing assets to total assets	0.49%	0.50%	0.37%	0.39%	0.47%
Annualized net charge offs to total loans	0.14%	0.20%	0.35%	0.36%	0.17%
Annualized net credit card charge offs to
total credit card loans	1.63%	1.92%	1.86%	1.47%	1.60%

 (1) Excludes all acquired loans, except for their inclusion in total assets.

 (2) Includes acquired foreclosed assets and acquired other real estate owned.

Simmons First National Corporation									SFNC
Consolidated - Average Balance Sheet and Net Interest Income Analysis
For the Quarters Ended
(Unaudited)
	Three Months Ended Jun 2019			Three Months Ended Mar 2019			Three Months Ended Jun 2018
($ in thousands)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
ASSETS
Earning assets:
Interest bearing balances due from banks
and federal funds sold	$276,370	$1,121	1.63%	$394,462	$2,154	2.21%	$422,987	$1,414	1.34%
Investment securities - taxable	1,793,799	11,994	2.68%	1,880,694	12,989	2.80%	1,750,172	10,764	2.47%
Investment securities - non-taxable (FTE)	624,898	6,209	3.99%	590,941	5,834	4.00%	514,838	4,771	3.72%
Mortgage loans held for sale	32,030	332	4.16%	17,733	210	4.80%	28,688	305	4.26%
Loans, including acquired loans	12,813,274	178,219	5.58%	11,710,075	159,530	5.53%	11,159,872	150,322	5.40%
Total interest earning assets (FTE)	15,540,371	197,875	5.11%	14,593,905	180,717	5.02%	13,876,557	167,576	4.84%
Non-earning assets	1,842,501			1,708,292			1,704,140
Total assets	$17,382,872			$16,302,197			$15,580,697

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest bearing liabilities:
Interest bearing transaction and
savings accounts	$7,139,356	$20,190	1.13%	$6,749,032	$18,430	1.11%	$6,570,471	$12,286	0.75%
Time deposits	3,072,246	14,606	1.91%	2,781,592	12,320	1.80%	2,233,673	6,175	1.11%
Total interest bearing deposits	10,211,602	34,796	1.37%	9,530,624	30,750	1.31%	8,804,144	18,461	0.84%
Federal funds purchased and securities
sold under agreement to repurchase	133,242	257	0.77%	109,302	136	0.50%	107,205	88	0.33%
Other borrowings	1,277,450	6,219	1.95%	1,224,255	6,793	2.25%	1,273,135	5,141	1.62%
Subordinated notes and debentures	354,088	4,541	5.14%	353,996	4,411	5.05%	466,612	5,741	4.93%
Total interest bearing liabilities	11,976,382	45,813	1.53%	11,218,177	42,090	1.52%	10,651,096	29,431	1.11%
Non-interest bearing liabilities:
Non-interest bearing deposits	2,834,452			2,707,715			2,705,677
Other liabilities	207,500			127,407			86,827
Total liabilities	15,018,334			14,053,299			13,443,600
Stockholders' equity	2,364,538			2,248,898			2,137,097
Total liabilities and stockholders' equity	$17,382,872			$16,302,197			$15,580,697
Net interest income (FTE)		$152,062			$138,627			$138,145
Net interest spread (FTE)			3.58%			3.50%			3.73%
Net interest margin (FTE) - quarter-to-date			3.92%			3.85%			3.99%

Net interest margin (FTE) - year-to-date			3.89%			3.85%			4.08%

Core net interest margin (FTE) - quarter-to-date (1)			3.66%			3.67%			3.70%
Core loan yield (FTE) - quarter-to-date (1)			5.26%			5.29%			5.04%

Core net interest margin (FTE) - year-to-date (1)			3.66%			3.67%			3.76%
Core loan yield (FTE) - year-to-date (1)			5.27%			5.29%			4.99%

(1) Calculations of core net interest margin and core loan yield and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2019	2019	2018	2018	2018
($ in thousands, except share data)
QUARTER-TO-DATE
Financial Highlights - GAAP
Net Income	$55,598	$47,695	$55,646	$55,193	$53,562
Diluted earnings per share	0.58	0.51	0.60	0.59	0.58
Return on average assets	1.28%	1.19%	1.35%	1.37%	1.38%
Return on average common equity	9.48%	8.60%	9.98%	10.06%	10.05%
Return on tangible common equity	17.40%	15.34%	17.96%	18.38%	18.70%
Net interest margin (FTE)	3.92%	3.85%	3.76%	3.98%	3.99%
FTE adjustment	1,706	1,601	1,466	1,393	1,308
Amortization of intangibles	2,947	2,641	2,642	2,745	2,785
Amortization of intangibles, net of taxes	2,177	1,951	1,952	2,027	2,057
Average diluted shares outstanding	96,367,857	92,870,813	92,897,105	92,840,851	92,733,140
Cash dividends declared per common share	0.16	0.16	0.15	0.15	0.15
Financial Highlights - Core (non-GAAP)
Core earnings (excludes non-core items) (1)	$65,453	$49,076	$56,451	$56,504	$54,660
Diluted core earnings per share (1)	0.68	0.53	0.61	0.61	0.59
Core net interest margin (FTE) (2)	3.66%	3.67%	3.66%	3.71%	3.70%
Accretable yield on acquired loans	10,162	6,660	3,850	10,006	10,113
Efficiency ratio (1)	49.88%	56.76%	51.99%	53.47%	52.70%
Core return on average assets (1)	1.51%	1.22%	1.37%	1.40%	1.41%
Core return on average common equity (1)	11.16%	8.85%	10.13%	10.30%	10.26%
Core return on tangible common equity (1)	20.36%	15.76%	18.21%	18.80%	19.06%
YEAR-TO-DATE
Financial Highlights - GAAP
Net Income	$103,293	$47,695	$215,713	$160,067	$104,874
Diluted earnings per share	1.09	0.51	2.32	1.72	1.13
Return on average assets	1.24%	1.19%	1.37%	1.37%	1.38%
Return on average common equity	9.05%	8.60%	10.00%	10.01%	9.98%
Return on tangible common equity	16.38%	15.34%	18.44%	18.61%	18.73%
Net interest margin (FTE)	3.89%	3.85%	3.97%	4.04%	4.08%
FTE adjustment	3,307	1,601	5,297	3,831	2,438
Amortization of intangibles	5,588	2,641	11,009	8,367	5,622
Amortization of intangibles, net of taxes	4,128	1,951	8,132	6,180	4,153
Average diluted shares outstanding	94,588,739	92,870,813	92,830,485	92,796,860	92,692,234
Cash dividends declared per common share	0.32	0.16	0.60	0.45	0.30
Financial Highlights - Core (non-GAAP)
Core earnings (excludes non-core items) (1)	$114,529	$49,076	$220,233	$163,782	$107,278
Diluted core earnings per share (1)	1.21	0.53	2.37	1.76	1.16
Core net interest margin (FTE) (2)	3.66%	3.67%	3.72%	3.74%	3.76%
Accretable yield on acquired loans	16,822	6,660	35,263	31,413	21,407
Efficiency ratio (1)	53.14%	56.76%	52.85%	53.14%	52.97%
Core return on average assets (1)	1.37%	1.22%	1.40%	1.41%	1.41%
Core return on average common equity (1)	10.04%	8.85%	10.21%	10.24%	10.20%
Core return on tangible common equity (1)	18.09%	15.76%	18.81%	19.03%	19.14%
END OF PERIOD
Book value per share	$25.57	$24.87	$24.33	$23.66	$23.26
Tangible book value per share	14.90	14.78	14.18	13.48	13.05
Shares outstanding	96,590,656	92,568,361	92,347,643	92,291,070	92,281,370
Full-time equivalent employees	2,700	2,602	2,654	2,635	2,659
Total number of financial centers	212	191	191	191	199

 (1) Core earnings exclude non-core items, which is a non-GAAP measurement. Reconciliations to GAAP are included in the  schedules accompanying this release.

 (2) Excludes accretable yield adjustment on loans, which is a non-GAAP measurement. Reconciliations to GAAP are included in  the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated - Reconciliation of Core Earnings (non-GAAP)
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2019	2019	2018	2018	2018
($ in thousands, except per share data)
QUARTER-TO-DATE
Net Income	$55,598	$47,695	$55,646	$55,193	$53,562
Non-core items
Merger-related costs	7,522	1,470	797	804	1,465
Early retirement program	2,932	355	-	-	-
Branch right-sizing	2,887	45	292	970	22
Tax effect (1)	(3,486)	(489)	(284)	(463)	(389)
Net non-core items	9,855	1,381	805	1,311	1,098
Core earnings (non-GAAP)	$65,453	$49,076	$56,451	$56,504	$54,660

Diluted earnings per share	$0.58	$0.51	$0.60	$0.59	$0.58
Non-core items
Merger-related costs	0.08	0.02	0.01	0.01	0.02
Early retirement program	0.03	0.01	-	-	-
Branch right-sizing	0.03	-	-	0.01	-
Tax effect (1)	(0.04)	(0.01)	-	-	(0.01)
Net non-core items	0.10	0.02	0.01	0.02	0.01
Core earnings (non-GAAP)	$0.68	$0.53	$0.61	$0.61	$0.59

YEAR-TO-DATE
Net Income	$103,293	$47,695	$215,713	$160,067	$104,874
Non-core items
Merger-related costs	8,992	1,470	4,777	3,980	3,176
Early retirement program	3,287	355	-	-	-
Branch right-sizing	2,932	45	1,341	1,049	79
Tax effect (1)	(3,975)	(489)	(1,598)	(1,314)	(851)
Net non-core items	11,236	1,381	4,520	3,715	2,404
Core earnings (non-GAAP)	$114,529	$49,076	$220,233	$163,782	$107,278

Diluted earnings per share	$1.09	$0.51	$2.32	$1.72	$1.13
Non-core items
Merger-related costs	0.10	0.02	0.05	0.04	0.04
Early retirement program	0.03	0.01	-	-	-
Branch right-sizing	0.03	-	0.02	0.01	-
Tax effect (1)	(0.04)	(0.01)	(0.02)	(0.01)	(0.01)
Net non-core items	0.12	0.02	0.05	0.04	0.03
Core earnings (non-GAAP)	$1.21	$0.53	$2.37	$1.76	$1.16

(1) Effective tax rate of 26.135%.

Reconciliation of Selected Non-Core Non-Interest Expense Items (non-GAAP)

QUARTER-TO-DATE
Salaries and employee benefits	$56,128	$56,367	$49,193	$55,515	$55,678
Non-core items (1)	(2,937)	(351)	(118)	-	-
Core salaries and employee benefits (non-GAAP)	$53,191	$56,016	$49,075	$55,515	$55,678

Merger related costs	$7,522	$1,470	$797	$804	$1,465
Non-core items (1)	(7,522)	(1,470)	(797)	(804)	(1,465)
Core merger related costs (non-GAAP)	$-	$-	$-	$-	$-

Other operating expenses	$32,867	$30,062	$30,222	$29,674	$26,185
Non-core items (1)	(2,834)	(10)	70	(957)	(7)
Core other operating expenses (non-GAAP)	$30,033	$30,052	$30,292	$28,717	$26,178

 (1) Non-core items include merger related costs, early retirement program expenses and branch right sizing costs.

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - End of Period
For the Quarters Ended
(Unaudited)	Jun 30	Mar 31	Dec 31	Sept 30	Jun 30
	2019	2019	2018	2018	2018
($ in thousands, except per share data)

Calculation of Tangible Common Equity and the Ratio of Tangible Common Equity to Tangible Assets

Total common stockholders' equity	$2,469,513	$2,302,321	$2,246,434	$2,183,319	$2,146,908
Intangible assets:
Goodwill	(926,450)	(845,687)	(845,687)	(845,687)	(845,687)
Other intangible assets	(104,096)	(88,694)	(91,334)	(93,975)	(96,720)
Total intangibles	(1,030,546)	(934,381)	(937,021)	(939,662)	(942,407)
Tangible common stockholders' equity	$1,438,967	$1,367,940	$1,309,413	$1,243,657	$1,204,501

Total assets	$17,937,435	$16,091,639	$16,543,337	$16,281,264	$16,165,533
Intangible assets:
Goodwill	(926,450)	(845,687)	(845,687)	(845,687)	(845,687)
Other intangible assets	(104,096)	(88,694)	(91,334)	(93,975)	(96,720)
Total intangibles	(1,030,546)	(934,381)	(937,021)	(939,662)	(942,407)
Tangible assets	$16,906,889	$15,157,258	$15,606,316	$15,341,602	$15,223,126

Ratio of equity to assets	13.77%	14.31%	13.58%	13.41%	13.28%
Ratio of tangible common equity to tangible assets	8.51%	9.02%	8.39%	8.11%	7.91%

Calculation of Discount for credit losses and allowance on loans acquired to total loans acquired plus discount for credit losses and allowance on loans acquired

Credit discount on acquired loans	$73,498	$42,416	$49,297	$53,968	$68,282
Allowance for loan losses on acquired loans	1,112	1,312	95	1,345	2,044
Total credit discount and ALLL on acquired loans	$74,610	$43,728	$49,392	$55,313	$70,326
Total loans acquired	$3,939,126	$3,099,915	$3,342,175	$3,790,234	$4,302,760
Discount and ALLL on acquired loans to acquired loans	1.89%	1.41%	1.48%	1.46%	1.63%

Calculation of Total Allowance and Credit Coverage

Allowance for loan losses	$63,067	$59,243	$56,599	$55,358	$51,732
Total credit discount and ALLL on acquired loans	74,610	43,728	49,392	55,313	70,326
Total allowance and credit discount	$137,677	$102,971	$105,991	$110,671	$122,058
Total loans	$13,201,623	$11,784,465	$11,772,563	$11,913,508	$11,436,221
Total allowance and credit coverage	1.04%	0.87%	0.90%	0.93%	1.07%

Calculation of Tangible Book Value per Share

Total common stockholders' equity	$2,469,513	$2,302,321	$2,246,434	$2,183,319	$2,146,908
Intangible assets:
Goodwill	(926,450)	(845,687)	(845,687)	(845,687)	(845,687)
Other intangible assets	(104,096)	(88,694)	(91,334)	(93,975)	(96,720)
Total intangibles	(1,030,546)	(934,381)	(937,021)	(939,662)	(942,407)
Tangible common stockholders' equity	$1,438,967	$1,367,940	$1,309,413	$1,243,657	$1,204,501
Shares of common stock outstanding	96,590,656	92,568,361	92,347,643	92,291,070	92,281,370
Book value per common share	$25.57	$24.87	$24.33	$23.66	$23.26
Tangible book value per common share	$14.90	$14.78	$14.18	$13.48	$13.05

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - Quarter-to-Date
For the Quarters Ended
(Unaudited)	Jun 30	Mar 31	Dec 31	Sept 30	Jun 30
	2019	2019	2018	2018	2018
($ in thousands)
Calculation of Core Return on Average Assets

Net income	$55,598	$47,695	$55,646	$55,193	$53,562
Net non-core items, net of taxes, adjustment	9,855	1,381	805	1,311	1,098
Core earnings	$65,453	$49,076	$56,451	$56,504	$54,660

Average total assets	$17,382,872	$16,302,197	$16,357,753	$16,040,884	$15,580,697

Return on average assets	1.28%	1.19%	1.35%	1.37%	1.38%
Core return on average assets	1.51%	1.22%	1.37%	1.40%	1.41%

Calculation of Return on Tangible Common Equity

Net income	$55,598	$47,695	$55,646	$55,193	$53,562
Amortization of intangibles, net of taxes	2,177	1,951	1,952	2,027	2,057
Total income available to common stockholders	$57,775	$49,646	$57,598	$57,220	$55,619

Net non-core items, net of taxes	9,855	1,381	805	1,311	1,098
Core earnings	65,453	49,076	56,451	56,504	54,660
Amortization of intangibles, net of taxes	2,177	1,951	1,952	2,027	2,057
Total core income available to common stockholders	$67,630	$51,027	$58,403	$58,531	$56,717

Average common stockholders' equity	$2,351,603	$2,248,898	$2,211,217	$2,176,565	$2,137,097
Average intangible assets:
Goodwill	(915,445)	(845,687)	(845,687)	(845,687)	(845,687)
Other intangibles	(104,050)	(90,317)	(92,990)	(95,576)	(98,152)
Total average intangibles	(1,019,495)	(936,004)	(938,677)	(941,263)	(943,839)
Average tangible common stockholders' equity	$1,332,108	$1,312,894	$1,272,540	$1,235,302	$1,193,258

Return on average common equity	9.48%	8.60%	9.98%	10.06%	10.05%
Return on tangible common equity	17.40%	15.34%	17.96%	18.38%	18.70%
Core return on average common equity	11.16%	8.85%	10.13%	10.30%	10.26%
Core return on tangible common equity	20.36%	15.76%	18.21%	18.80%	19.06%

Calculation of Efficiency Ratio (1)

Non-interest expense	$110,743	$101,409	$95,396	$100,253	$98,507
Non-core non-interest expense adjustment	(13,341)	(1,870)	(1,089)	(1,774)	(1,483)
Other real estate and foreclosure expense adjustment	(563)	(599)	(1,300)	(538)	(1,382)
Amortization of intangibles adjustment	(2,947)	(2,641)	(2,642)	(2,745)	(2,785)
Efficiency ratio numerator	$93,892	$96,299	$90,365	$95,196	$92,857

Net-interest income	$150,356	$137,026	$137,781	$142,968	$136,837
Non-interest income	39,006	33,761	34,588	33,725	38,048
Non-core non-interest income adjustment	-	-	-	-	4
Fully tax-equivalent adjustment	1,706	1,601	1,466	1,393	1,308
(Gain) loss on sale of securities	(2,823)	(2,740)	(8)	(54)	7
Efficiency ratio denominator	$188,245	$169,648	$173,827	$178,032	$176,204

Efficiency ratio (1)	49.88%	56.76%	51.99%	53.47%	52.70%

Calculation of Core Net Interest Margin

Net interest income	$150,356	$137,026	$137,781	$142,968	$136,837
Fully tax-equivalent adjustment	1,706	1,601	1,466	1,393	1,308
Fully tax-equivalent net interest income	152,062	138,627	139,247	144,361	138,145

Total accretable yield	(10,162)	(6,660)	(3,850)	(10,006)	(10,113)
Core net interest income	$141,900	$131,967	$135,397	$134,355	$128,032
Average earning assets	$15,540,371	$14,593,905	$14,686,038	$14,373,253	$13,876,557

Net interest margin	3.92%	3.85%	3.76%	3.98%	3.99%
Core net interest margin	3.66%	3.67%	3.66%	3.71%	3.70%

Calculation of Core Loan Yield

Loan interest income	$178,122	$159,440	$159,996	$162,438	$150,253
Total accretable yield	(10,162)	(6,660)	(3,850)	(10,006)	(10,113)
Core loan interest income	$167,960	$152,780	$156,146	$152,432	$140,140
Average loan balance	$12,813,274	$11,710,075	$11,788,838	$11,641,843	$11,159,872

Core loan yield	5.26%	5.29%	5.25%	5.19%	5.04%

(1) Efficiency ratio is noninterest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and non-core items.

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - Year-to-Date
For the Quarters Ended
(Unaudited)	Jun 30	Mar 31	Dec 31	Sept 30	Jun 30
	2019	2019	2018	2018	2018
($ in thousands)
Calculation of Core Return on Average Assets

Net income	$103,293	$47,695	$215,713	$160,067	$104,874
Net non-core items, net of taxes, adjustment	11,236	1,381	4,520	3,715	2,404
Core earnings	$114,529	$49,076	$220,233	$163,782	$107,278

Average total assets	$16,845,528	$16,302,197	$15,771,362	$15,573,762	$15,334,453

Return on average assets	1.24%	1.19%	1.37%	1.37%	1.38%
Core return on average assets	1.37%	1.22%	1.40%	1.41%	1.41%

Calculation of Return on Tangible Common Equity

Net income	$103,293	$47,695	$215,713	$160,067	$104,874
Amortization of intangibles, net of taxes	4,128	1,951	8,132	6,180	4,153
Total income available to common stockholders	$107,421	$49,646	$223,845	$166,247	$109,027

Net non-core items, net of taxes	11,236	1,381	4,520	3,715	2,404
Core earnings	114,529	49,076	220,233	163,782	107,278
Amortization of intangibles, net of taxes	4,128	1,951	8,132	6,180	4,153
Total core income available to common stockholders	$118,657	$51,027	$228,365	$169,962	$111,431

Average common stockholders' equity	$2,300,535	$2,248,898	$2,157,097	$2,138,818	$2,120,075
Average intangible assets:
Goodwill	(880,759)	(845,688)	(845,308)	(845,180)	(844,917)
Other intangibles	(97,221)	(90,316)	(97,820)	(99,448)	(101,435)
Total average intangibles	(977,980)	(936,004)	(943,128)	(944,628)	(946,352)
Average tangible common stockholders' equity	$1,322,555	$1,312,894	$1,213,969	$1,194,190	$1,173,723

Return on average common equity	9.05%	8.60%	10.00%	10.01%	9.98%
Return on tangible common equity	16.38%	15.34%	18.44%	18.61%	18.73%
Core return on average common equity	10.04%	8.85%	10.21%	10.24%	10.20%
Core return on tangible common equity	18.09%	15.76%	18.81%	19.03%	19.14%

Calculation of Efficiency Ratio (1)

Non-interest expense	$212,152	$101,409	$392,229	$296,833	$196,580
Non-core non-interest expense adjustment	(15,211)	(1,870)	(6,118)	(5,029)	(3,255)
Other real estate and foreclosure expense adjustment	(1,162)	(599)	(4,240)	(2,940)	(2,402)
Amortization of intangibles adjustment	(5,588)	(2,641)	(11,009)	(8,367)	(5,622)
Efficiency ratio numerator	$190,191	$96,299	$370,862	$280,497	$185,301

Net-interest income	$287,382	$137,026	$552,552	$414,771	$271,803
Non-interest income	72,767	33,761	143,896	109,308	75,583
Non-core non-interest income adjustment	-	-	-	-	-
Fully tax-equivalent adjustment	3,307	1,601	5,297	3,831	2,438
(Gain) loss on sale of securities	(5,563)	(2,740)	(61)	(53)	1
Efficiency ratio denominator	$357,893	$169,648	$701,684	$527,857	$349,825

Efficiency ratio (1)	53.14%	56.76%	52.85%	53.14%	52.97%

Calculation of Core Net Interest Margin

Net interest income	$287,382	$137,026	$552,552	$414,771	$271,803
Fully tax-equivalent adjustment	3,307	1,601	5,297	3,831	2,438
Fully tax-equivalent net interest income	290,689	138,627	557,849	418,602	274,241

Total accretable yield	(16,822)	(6,660)	(35,263)	(31,413)	(21,407)
Core net interest income	$273,867	$131,967	$522,586	$387,189	$252,834
Average earning assets	$15,069,751	$14,593,905	$14,036,614	$13,837,639	$13,564,056

Net interest margin	3.89%	3.85%	3.97%	4.04%	4.08%
Core net interest margin	3.66%	3.67%	3.72%	3.74%	3.76%

Calculation of Core Loan Yield

Loan interest income	$337,562	$159,440	$616,037	$456,041	$293,603
Total accretable yield	(16,822)	(6,660)	(35,263)	(31,413)	(21,407)
Core loan interest income	$320,740	$152,780	$580,774	$424,628	$272,196
Average loan balance	$12,264,724	$11,710,075	$11,355,890	$11,209,992	$10,989,600

Core loan yield	5.27%	5.29%	5.11%	5.06%	4.99%

(1) Efficiency ratio is noninterest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and non-core items.